Exhibit 99.1

ENDO CONTACTS:	AUXILIUM CONTACTS:

Investors/Media:	Keri P. Mattox
Blaine Davis	(484) 321-5900
+353-1-691-7579
(484) 216-7158	Nichol L. Ochsner
(484) 321-5900

Investors:

Jonathan Neely

(484) 216-6645

Media:

Heather Zoumas-Lubeski

(484) 216-6829

Media:

Andy Brimmer / Kelly Sullivan / Aaron Palash

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

ENDO TO ACQUIRE AUXILIUM PHARMACEUTICALS

IN A CASH AND STOCK TRANSACTION FOR APPROXIMATELY $2.6 BILLION

•                  Auxilium Shareholders to Receive $33.25 Per Share

•                  Combination Designed to Create Leading Specialty Healthcare Company with Expanded Platform for Future Growth

•                  Addition of Auxilium’s Leading Men’s Health Products and Development Portfolio Expected to Significantly Enhance Endo’s Branded Pharmaceutical Business

•                  Transaction Expected to be Immediately Accretive

•                  Endo Expects to Generate up to $175 Million of Annual Run Rate Operating Expense Reductions Inclusive of the $75 Million of Reductions Previously Announced by Auxilium

DUBLIN and CHESTERBROOK, Pa., Oct. 9, 2014 — Endo International plc (NASDAQ: ENDP) (TSX: ENL) and Auxilium Pharmaceuticals, Inc. (NASDAQ: AUXL) today announced that they have entered into a definitive agreement under which Endo will acquire all of the outstanding shares of common stock of Auxilium for a per share consideration of $33.25 in a cash and stock transaction.  The boards of directors of both companies have unanimously approved the transaction, which is valued at $2.6 billion, including the repayment and assumption of debt.  The transaction will include an election mechanism for Auxilium stockholders to elect cash and stock, all-stock or all-cash consideration, subject to proration in accordance with the terms of the definitive agreement.

The per share consideration represents a premium of 55 percent to Auxilium’s closing price on September 16, 2014, the day Endo made public its proposal for Auxilium.  Subject to aggregate cash and equity consideration limits, Auxilium stockholders may elect one of three options with respect to transaction consideration: 100 percent equity which equates to 0.488 Endo shares per Auxilium share, 100 percent cash which equates to $33.25 per Auxilium share or a standard election of an equal mix of $16.625 in cash and 0.244 Endo shares per Auxilium share.  The total cash consideration will not exceed 50 percent of the total equity value and the equity consideration will not exceed 75 percent of the total equity value.

“We are pleased to have reached this agreement with Auxilium, which we believe will create value for both Endo and Auxilium shareholders, as well as for patients, customers and employees,” said Rajiv De Silva, president and chief executive officer of Endo.  “By adding Auxilium’s complementary commercial portfolio, we believe this transaction is aligned with our strategy of pursuing accretive, value creating growth opportunities.  We intend to leverage Auxilium’s leading presence in men’s health, as well as our R&D capabilities and financial resources to accelerate the growth of XIAFLEX® and Auxilium’s other products.  We look forward to working with the Auxilium team to achieve the growth and synergy potential of this compelling strategic combination.”

Adrian Adams, chief executive officer and president of Auxilium said, “We are proud of the work Auxilium has done to develop a portfolio of important products that are improving the lives of patients to create significant stockholder value. We believe this transaction is the culmination of those efforts.  On behalf of the Auxilium Board and management team, I want to thank our dedicated employees, engaged partners and strategic advisors for their continued hard work and commitment, which have been instrumental in building Auxilium into the diversified specialty biopharmaceutical company it is today.”

Strategic and Financial Benefits of Combination Position Endo for Future Growth and Value Creation

•                  Highly Complementary Portfolio to Maximize the Value of Auxilium’s Commercial Products:  Upon completion of the transaction, Endo’s pharmaceutical portfolio will have a broader offering of urology and orthopedic products that are natural complements to its current men’s health and pain products.  Endo expects to drive increased adoption and enhance the performance of Auxilium’s XIAFLEX and accelerate development of the product in potential new indications.  Endo also intends to leverage its resources to optimize Auxilium’s other products, including TESTOPEL® and STENDRA®.  Endo believes the combined company will be well positioned to drive organic growth across its portfolio and to capitalize on additional future strategic M&A opportunities.

•                  Significant Synergy Opportunities: Given the complementary nature of the companies’ product portfolios, Endo expects the combined company to achieve annual cost synergies of approximately $175 million. This synergy run-rate is expected to be fully realized on an annual basis in the first year after closing and includes Auxilium’s reduction in annual operating expenses previously announced on September 9, 2014.

•                  Strong Financial Profile:  Following the completion of the transaction, Endo expects to have a strong financial profile with a solid balance sheet, enhanced cash flow and improved financial flexibility to continue to execute on its strategy.  In addition, the significant synergy opportunity is expected to drive improved operating margins.  The transaction is expected to be immediately accretive post-close and meaningfully accretive in each year thereafter.

QLT

Immediately prior to the entering into the merger agreement with Endo, Auxilium terminated its proposed merger agreement with QLT, Inc., in accordance with the terms of the QLT merger agreement.

Financing and Approvals

Endo intends to fund the cash portion of the transaction through a combination of existing cash on hand and committed debt financing from Citi.

The transaction is expected to close in the first half of 2015 and is subject to the approval of Auxilium’s stockholders, regulatory approval in the U.S. and certain other jurisdictions, and other customary closing conditions.

Advisors

Citi served as financial advisor to Endo, Lazard provided an independent fairness opinion and Sullivan & Cromwell LLP served as legal advisor. Deutsche Bank served as lead financial advisor, Morgan Stanley served as financial advisor and Willkie Farr & Gallagher LLP and Morgan, Lewis & Bockius served as legal advisors to Auxilium.

Conference Call and Webcast

Endo and Auxilium executives will host a conference call at 8:30 AM ET to discuss today’s announcement.  The conference call can be accessed by dialing (866) 318-8611 (U.S. dial-in) or (617) 399-5130 (international dial-in) and the passcode is 73237282.  A replay of the call will be available from October 9, 2014 at 12:30 PM ET until 11:59 PM ET on October 16, 2014 by dialing (888) 286-8010 (U.S./Canada) or (617) 801-6888 (international) and by entering the passcode 29469522.  Accompanying slides will be available on Endo’s website.  Endo will webcast the call to all interested parties through its website: www.endo.com.

About Endo International plc

Endo International plc is a global specialty healthcare company focused on improving patients’ lives while creating shareholder value. Endo develops, manufactures, markets, and distributes quality branded pharmaceutical, generic and device products through its operating companies.

Endo has global headquarters in Dublin, Ireland, and U.S. headquarters in Malvern, PA. Learn more at www.endo.com.

About Auxilium

Auxilium Pharmaceuticals, Inc. is a fully integrated specialty biopharmaceutical company with a focus on developing and commercializing innovative products for specialist audiences. With a broad range of first- and second-line products across multiple indications, Auxilium is an emerging leader in the men’s healthcare area and has strategically expanded its product portfolio and pipeline in orthopedics, dermatology and other therapeutic areas. Auxilium now has a broad portfolio of 12 approved products. Among other products in the U.S., Auxilium markets edex® (alprostadil for injection), an injectable treatment for erectile dysfunction, Osbon® ErecAid®, the leading device for aiding erectile dysfunction, STENDRA® (avanafil), an oral erectile dysfunction therapy, TESTOPEL® (testosterone pellets) a long-acting implantable testosterone replacement therapy, XIAFLEX® (collagenase clostridium histolyticum or CCH) for the treatment of Peyronie’s disease and XIAFLEX for the treatment of Dupuytren’s contracture, Testim® (testosterone gel) for the topical treatment of hypogonadism and an Authorized Generic version of Testim (testosterone gel) with its partner Prasco, LLC. Auxilium also has programs in Phase 2 clinical development for the treatment of Frozen Shoulder syndrome and cellulite. To learn more, please visit www.Auxilium.com.

ADDITIONAL INFORMATION

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposed business combination transaction between Endo International plc (“Endo”) and Auxilium Pharmaceuticals, Inc. (“Auxilium”).  In furtherance of this proposed transaction, Endo and Auxilium intend to file one or more registration statements, prospectuses, proxy statements or other documents with the U.S. Securities and Exchange Commission (“SEC”). This communication is not a substitute for any registration statement, prospectus, proxy statement or other document Endo and/or Auxilium file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF AUXILIUM ARE URGED TO READ THE REGISTRATION STATEMENT, PROSPECTUS, PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement (when available) will be mailed to stockholders of Auxilium.  Investors and security holders will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by Endo through the web site maintained by the SEC at http://www.sec.gov.

CERTAIN INFORMATION REGARDING PARTICIPANTS

Endo and Auxilium and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Auxilium stockholders with respect to the proposed transaction under the rules of the SEC. Security holders may obtain information regarding the names and interests of Endo’s directors and executive officers in Endo Health Solutions Inc.’s (“EHSI”) Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 3, 2014, and Endo’s proxy statement for the 2014 Annual General Meeting of Shareholders, which was filed with the SEC on April 29, 2014. Security holders may obtain information regarding the names and interests of Auxilium’s directors and executive officers in Auxilium’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 28, 2014, Auxilium’s proxy statement for the 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2014, and the materials that will be filed with the SEC in connection with the proposed transaction. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

FORWARD-LOOKING STATEMENTS

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities legislation. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction, the financing of the proposed transaction, Endo’s and Auxilium’s expected future performance (including expected results of operations and financial guidance), and the combined company’s future financial condition, operating results, strategy and plans.  Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect Endo’s and Auxilium’s current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Although Endo and Auxilium believe that these forward-looking statements and information are based upon reasonable assumptions and expectations, readers should not place undue reliance on them, or any other forward looking statements or information in this communication. Investors should note that many factors, as more fully described in the documents filed by Endo with the SEC and with securities regulators in Canada on the System for Electronic Document Analysis and Retrieval (“SEDAR”), and by Auxilium with the SEC, including under the caption “Risk Factors” in EHSI’s Form 10-K and Endo’s Form 10-Q and Form 8-K filings, and in Auxilium’s 10K, 10-Q and 8-K filings, as applicable, and as otherwise enumerated herein or therein, could affect future financial results and could cause actual results to differ materially from those expressed in forward-looking statements contained in this communication. Important factors that, individually or in the aggregate, could cause actual results to differ materially from expected and historical results include, but are not limited to:

•                  the failure to receive the required approval from Auxilium stockholders and applicable government and regulatory authorities (and the terms of those approvals);

•                  the risk that a condition to closing contemplated by the merger agreement may not be satisfied or waived;

•                  the ultimate outcome and results of integrating the operations of Endo and Auxilium, the ultimate outcome of Endo’s operating strategy applied to Auxilium and the ultimate ability to realize synergies and the magnitude of such synergies;

•                  the effects of the business combination of Endo and Auxilium, including the combined company’s future financial condition, operating results, strategy and plans;

•                  Endo’s ability to achieve significant upside potential for shareholders by accelerating the growth of XIAFLEX® and other products of the resultant combined company;

•                  Endo’s ability to sustain and grow revenues and cash flow from operations in its markets and to maintain and grow its customer base, the need for innovation and the related capital expenditures and the unpredictable economic conditions in the United States and other markets;

•                  the impact of competition from other market participants;

•                  the development and commercialization of new products;

•                  the effects of governmental regulation on our business or potential business combination transaction;

•                  the availability and access, in general, of funds to meet Endo’s debt obligations prior to or when they become due and to fund its operations and necessary capital expenditures, either through (i) cash on hand, (ii) free cash flow, or (iii) access to the capital or credit markets;  and

•                  Endo’s ability to comply with all covenants in its indentures and credit facilities, any violation of which, if not cured in a timely manner, could trigger a default of its other obligations under cross-default provisions.

All forward-looking statements attributable to Endo or Auxilium or any person acting on either of their behalf are expressly qualified in their entirety by this cautionary statement.  These forward-looking statements speak only as of the date hereof.  Neither Endo nor Auxilium assumes any obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities law.

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